Exhibit No. 10.3

AMENDMENT NO. 1

DATED MARCH 11, 2008

TO THE

LEASE AGREEMENT DATED AS OF NOVEMBER 7, 2006

THIS AMENDMENT is made as of the 11th day of March, 2008, by and between General Electric Capital Corporation, together with its successors and assigns, if any, and Semiconductor Components Industries, LLC, a Delaware limited liability company, in connection with that certain Lease Agreement dated as of November 7, 2006 (“Agreement”). The terms of this Amendment are hereby incorporated into the Agreement as though fully set forth therein. The Agreement is hereby amended as follows:

The second sentence of Section 20 is hereby replaced with the following:

“Notwithstanding anything to the contrary contained herein, the maximum aggregate Capitalized Lessor’s Cost of Equipment that may be substituted under any Schedule shall be limited to fifteen percent (15%) of the aggregate Capitalized Lessor’s Cost of Equipment leased under such Schedule, except that this limitation shall not apply in the event of a material casualty event requiring replacement by the Lessee.”

TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by signature of their respective authorized representative set forth below.

LESSOR:		LESSEE:
General Electric Capital Corporation		Semiconductor Components Industries, LLC

By:	/s/ James C. Shelly	By:	/s/ Keith D. Jackson
Name:	James C. Shelly	Name:	Keith D. Jackson
Title:	SVP & CRO	Title:	President and Chief Executive Officer